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Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2001



Merrill Lynch
Maryland Municipal
Bond Fund


www.mlim.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Maryland
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended January 31, 2001, long-term fixed-income bond yields generally declined. The strength seen in the US economy in 1999 and early 2000 clearly has moderated in recent months. After growing at approximately 5% in the first half of 2000, US gross domestic product (GDP) declined to 2.2% during the third quarter of 2000. An initial estimate of fourth quarter 2000 GDP growth was recently released at 1.4%. Additionally, over the past six months, inflationary pressures have remained well contained, largely in the 2%--3% range. By early September, US Treasury bond yields had declined more than 20 basis points (0.20%) to 5.65% as a result of moderating economic growth and low inflation.

However, rising oil and natural gas prices, rekindled investors' inflationary fears, and US Treasury bond yields quickly rose to nearly 6% at the end of September 2000. During October and into mid-November, long-term bond yields fluctuated in response to declining commodity prices and the considerable uncertainty surrounding the presidential election. In December 2000, significant declines in US equity markets, especially the NASDAQ, as well as another series of weak economic indicators combined to reestablish the decline in long-term US Treasury bond yields. By mid-December, the Federal Reserve Board announced that current economic conditions warranted the cessation of the series of short-term interest rate increases they had initiated in February 2000. Given the favorable economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus upon the ongoing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer maturing US Treasury securities. These factors helped push US Treasury bond yields lower. By the end of December, US Treasury bond yields declined to 5.45%, their lowest monthly closing level in almost two years.

Citing declining consumer confidence and weakening industrial production and retail sales growth, the Federal Reserve Board lowered short-term interest rates by 50 basis points twice during January 2001. This action triggered a significant rebound in many US equity indexes, reducing the appeal of many US fixed-income securities. Additionally, many investors sold US Treasury bonds to realize recent profits believing that the Federal Reserve Board's actions in January 2001, as well as those anticipated in the near future, would quickly restore US economic growth to earlier levels. By the end of the six-month period ended January 31, 2001, US Treasury bond yields declined overall by nearly 30 basis points to close the period at 5.50%.

Long-term tax-exempt bonds also responded well to the positive economic environment that developed during the last six months. While municipal bond yields followed a downward pattern similar to that of US Treasury bonds, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range, generally declining steadily throughout the last six months. Overall investor demand for municipal bonds has remained very positive, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline more than 40 basis points to end the period at 5.43%, their lowest monthly closing level in over 18 months.

New long-term tax-exempt issuance has continued to decline on an annual basis, although declines in bond yields have triggered a recent increase in municipal underwritings. Most of this recent increase in tax-exempt issuance was underwritten in January 2001. Lower bond yields were responsible for the significant increase in refunding activity. Local and state issuers used the recent period of lower bond yields as an opportunity to refinance outstanding, higher-couponed debt issues at lower rates. Historically, January monthly underwritings are among the lowest monthly issuance of the year. Despite the surge in January issuance, long-term tax-exempt bond yields were still able to decline, underscoring the ongoing positive technical position the municipal market has enjoyed in recent quarters.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


The reduction in annual issuance has helped provide much of the technical support within the tax-exempt bond market. The demand for municipal bonds came from a number of non-traditional and conventional sources. Fortunately, the combination of reduced annual bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered the significant decline in municipal bond yields seen in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable in the coming months. Additionally, while it appears likely that President Bush will keep his campaign promise to lower Federal income tax rates in 2001, any legislation is unlikely to be enacted before late summer. These factors suggest that the strong technical position the municipal market has enjoyed is likely to continue. Given the recent market performance by tax-exempt bonds over the past year, the strong returns illustrate the excellent investment diversification municipal bonds can provide to investors.


Portfolio Strategy
During the past six months, we continued our strategy of seeking to limit the Fund's volatility. With signs of a decline in US economic growth and consumer confidence, there was a significant decrease in Maryland municipal bond interest rates from November 2000 to January 2001. As interest rates fell, we maintained the Fund's strategy of selling interest rate-sensitive issues (bonds with longer maturities). With the proceeds, we purchased bonds with a maturity range of 15 years--20 years. During the six months ended January 31, 2001, new-issue supply was down 47% compared to the same period a year ago, making portfolio restructuring difficult. Going forward, we expect to maintain the Fund's neutral position and remain fully invested in an effort to enhance shareholder income.


In Conclusion
We appreciate your ongoing interest in Merrill Lynch Maryland
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Robert D. Sneeden)
Robert D. Sneeden
Vice President and Portfolio Manager



March 12, 2001



Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001

PROXY RESULTS
During the six-month period ended January 31, 2001, Merrill Lynch
Maryland Municipal Bond Fund's shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on December 21, 2000. The description of each proposal and number of shares voted are as follows:

                                                                                  Shares Voted        Shares Withheld
                                                                                      For               From Voting
1. To elect the Fund's Board of Trustees:     Terry K. Glenn                      2,487,576                   972
                                              James H. Bodurtha                   2,484,217                 4,331
                                              Herbert I. London                   2,484,156                 4,392
                                              Joseph L. May                       2,484,156                 4,392
                                              Andre F. Perold                     2,487,576                   972
                                              Roberta Cooper Ramo                 2,487,576                   972

                                                                        Shares Voted     Shares Voted    Shares Voted
                                                                            For            Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     2,471,435           3,800         13,313

3. To approve an amendment to the Fund's charter permitting
   the Board to convert the Fund to "master/feeder" structure.           2,380,243          25,095         83,210


PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.





Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


PERFORMANCE DATA (concluded)


Average Annual Total Return
                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

Year Ended 12/31/00                       +11.18%         +6.73%
Five Years Ended 12/31/00                 + 5.29          +4.44
Inception (10/29/93)
through 12/31/00                          + 4.67          +4.08

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

Year Ended 12/31/00                       +10.73%         +6.73%
Five Years Ended 12/31/00                 + 4.76          +4.76
Inception (10/29/93)
through 12/31/00                          + 4.16          +4.16

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

Year Ended 12/31/00                       +10.50%         +9.50%
Five Years Ended 12/31/00                 + 4.65          +4.65
Inception (10/21/94)
through 12/31/00                          + 6.11          +6.11

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

Year Ended 12/31/00                       +11.07%         +6.62%
Five Years Ended 12/31/00                 + 5.19          +4.33
Inception (10/21/94)
through 12/31/00                          + 6.64          +5.94

*Maximum sales charge is 4%.
**Assuming maximum sales charge.

Recent Performance Results*
                                                  6 Month           12 Month     Since Inception     Standardized
As of January 31, 2001                          Total Return      Total Return     Total Return      30-Day Yield
ML Maryland Municipal Bond Fund Class A Shares      +5.89%            +12.37%         +39.58%            4.02%
ML Maryland Municipal Bond Fund Class B Shares      +5.73             +11.92          +34.65             3.68
ML Maryland Municipal Bond Fund Class C Shares      +5.67             +11.81          +45.19             3.58
ML Maryland Municipal Bond Fund Class D Shares      +5.95             +12.26          +49.80             3.93

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception periods are from 10/29/93 for Class A & Class B
Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS                                                                         (in Thousands)
S&P      Moody's  Face
Ratings Ratings  Amount                               Issue                                                Value

Maryland--89.8%
NR*       NR*  $   500      Anne Arundel County, Maryland, Special Obligation Revenue Bonds
                            (Arundel Mills Project), 7.10% due 7/01/2029                                 $     521

AA        Aa2      600      Carroll County, Maryland, GO (County Commissioners-Consolidated Public
                            Improvement), 6.50% due 10/01/2024                                                 645

NR*       Aa2    1,000      Maryland State Community Development Administration, Department of Housing
                            and Community Development, Housing Revenue Bonds, AMT, Series B,
                            6.15% due 1/01/2021                                                              1,037

NR*       Aa2    1,250      Maryland State Community Development Administration, Department of Housing
                            and Community Development, Residential Revenue Refunding Bonds, Series A,
                            5.60% due 3/01/2017 (c)                                                          1,296

NR*       Aaa    1,000      Maryland State Community Development Administration, Department of Housing
                            and Community Development Revenue Bonds (Waters Landing II Apartments), AMT,
                            Series A, 5.875% due 8/01/2033                                                   1,027

                            Maryland State Community Development Administration, Department of Housing
                            and Community Development Revenue Refunding Bonds, S/F Program:
NR*       Aa2      500        4th Series, 6.45% due 4/01/2014                                                  516
NR*       Aa2      250        6th Series, 7.05% due 4/01/2017                                                  259

NR*       NR*      445      Maryland State Economic Development Corporation Revenue Bonds (Health and
                            Mental Hygiene Program), Series A, 7.125% due 3/01/2006                            447

                            Maryland State Energy Financing Administration, Solid Waste Disposal Revenue
                            Bonds, AMT:
A1+       VMIG1++  900        (Cimenteries Project), VRDN, 4.40% due 5/01/2035 (j)                             900
A-        NR*    1,000        Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016         1,048

                            Maryland State Health and Higher Educational Facilities Authority
                            Revenue Bonds:
AA        Aa2    1,315        (Charity Obligation Group), Series A, 5% due 11/01/2029                        1,261
AA        Aa2      850        (John's Hopkins University Issue), 6% due 7/01/2039                              923
AAA       Aaa      625        (University of Maryland Medical System), Series B, 7% due 7/01/2022 (b)          774

                            Maryland State Health and Higher Educational Facilities Authority, Revenue
                            Refunding Bonds:
AAA       Aaa    1,000        (Bullis School), 5.25% due 7/01/2030 (e)                                       1,014
AAA       Aaa    1,470        (Maryland General Hospital), 6.125% due 7/01/2019 (g)                          1,556
NR*       NR*      900        (Memorial Hospital of Cumberland), 6.50% due 7/01/2004 (h)                       977


PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Maryland Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
STRIPES    Short-Term Rate Inverse Payment Exempt Securities
VRDN       Variable Rate Demand Notes


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                             (in Thousands)
S&P      Moody's  Face
Ratings Ratings  Amount                               Issue                                                Value

Maryland (concluded)
                            Maryland Water Quality Financing Administration, Revolving Loan
                            Fund Revenue Bonds, Series A:
AA        Aa2   $  300        6.375% due 9/01/2010                                                         $   323
AA        Aa2      500        6.55% due 9/01/2014                                                              526

NR*       Aa2      435      Montgomery County, Maryland, Housing Opportunities Commission, S/F Mortgage
                            Revenue Refunding Bonds, Series A, 5.75% due 7/01/2013                             465

AAA       Aaa      500      Montgomery County, Maryland, Parking Authority Revenue Refunding Bonds (Silver
                            Spring Parking Lot), Series A, 6.25% due 6/01/2009 (b)                             527

NR*       Baa3   1,000      Montgomery County, Maryland, Revenue Authority, Golf Course System
                            Revenue Bonds, Series A, 6.125% due 10/01/2022                                     965

NR*       A2     1,500      Northeast Maryland, Waste Disposal Authority, Solid Waste Revenue Bonds
                            (Montgomery County Resource Recovery Project), AMT, Series A, 6.30%
                            due 7/01/2016                                                                    1,566

AAA       NR*      500      Prince Georges County, Maryland, Housing Authority, Mortgage Revenue Refunding
                            Bonds (Parker Apartments Project), Series A, 7.25% due 11/20/2016 (f)              521

AAA       NR*      725      Prince Georges County, Maryland, Housing Authority, S/F Mortgage Revenue Bonds,
                            AMT, Series A, 6.60% due 12/01/2025 (d)                                            748

A         A1     1,500      Prince Georges County, Maryland, PCR, Refunding (Potomac Electric Project),
                            5.75% due 3/15/2010                                                              1,661

AA+       Aa3    1,000      University of Maryland, System Auxiliary Facility and Tuition Revenue
                            Bonds, Series A, 5.75% due 10/01/2019                                            1,069

Puerto Rico--8.6%

AAAr      Aaa      500      Puerto Rico Commonwealth, GO, Refunding, RITR, Class R, Series 3, 7.165% due
                            7/01/2016 (g)(i)                                                                   580

A1+       VMIG1++  100      Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                            Revenue Refunding Bonds, VRDN, Series A, 3% due 7/01/2028 (a)(j)                   100

AAA       Aaa      400      Puerto Rico Electric Power Authority, Power Revenue Bonds, STRIPES, Series T,
                            8.574% due 7/01/2005 (e)(i)                                                        461

AAA       Aaa    1,000      University of Puerto Rico, University Revenue Refunding Bonds,
                            Series O, 5.375% due 6/01/2030 (g)                                               1,013

Total Investments (Cost--$23,668)--98.4%                                                                    24,726

Other Assets Less Liabilities--1.6%                                                                            393
                                                                                                           -------
Net Assets--100.0%                                                                                         $25,119
                                                                                                           =======


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FNMA/GNMA Collateralized.
(e)FSA Insured.
(f)GNMA Collateralized.
(g)MBIA Insured.
(h)Prerefunded.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
(j)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.


See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2001
Assets:             Investments, at value (identified cost--$23,667,805)                                    $ 24,725,535
                    Cash                                                                                          36,036
                    Receivables:
                      Interest                                                             $    318,132
                      Securities sold                                                           100,125
                      Beneficial interest sold                                                   55,884          474,141
                                                                                           ------------
                    Prepaid expenses and other assets                                                                463
                                                                                                            ------------
                    Total assets                                                                              25,236,175
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders                                                  26,586
                      Beneficial interest redeemed                                               14,676
                      Distributor                                                                 9,360
                      Investment adviser                                                          5,148           55,770
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        61,085
                                                                                                            ------------
                    Total liabilities                                                                            116,855
                                                                                                            ------------

Net Assets:         Net assets                                                                             $  25,119,320
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     17,170
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        208,637
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         20,205
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         12,238
                    Paid-in capital in excess of par                                                          25,054,277
                    Accumulated realized capital losses on investments--net                                  (1,250,937)
                    Unrealized appreciation on investments--net                                                1,057,730
                                                                                                            ------------
                    Net assets                                                                              $ 25,119,320
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $1,669,636 and 171,696 shares of
                    beneficial interest outstanding                                                         $       9.72
                                                                                                            ============
                    Class B--Based on net assets of $20,293,986 and 2,086,365 shares of
                    beneficial interest outstanding                                                         $       9.73
                                                                                                            ============
                    Class C--Based on net assets of $1,965,842 and 202,049 shares of
                    beneficial interest outstanding                                                         $       9.73
                                                                                                            ============
                    Class D--Based on net assets of $1,189,856 and 122,384 shares of
                    beneficial interest outstanding                                                         $       9.72
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                        January 31, 2001
Investment Income:  Interest and amortization of premium and discount earned                                 $   696,662

Expenses:           Investment advisory fees                                               $     66,979
                    Account maintenance and distribution fees--Class B                           48,829
                    Professional fees                                                            31,518
                    Accounting services                                                          22,145
                    Printing and shareholder reports                                             19,490
                    Account maintenance and distribution fees--Class C                            6,014
                    Transfer agent fees--Class B                                                  5,224
                    Trustees' fees and expenses                                                   3,796
                    Pricing fees                                                                  2,420
                    Registration fees                                                             2,158
                    Custodian fees                                                                1,417
                    Transfer agent fees--Class C                                                    571
                    Account maintenance fees--Class D                                               542
                    Transfer agent fees--Class A                                                    385
                    Transfer agent fees--Class D                                                    242
                    Other                                                                         1,749
                                                                                           ------------
                    Total expenses before reimbursement                                         213,479
                    Reimbursement of expenses                                                  (36,534)
                                                                                           ------------
                    Total expenses after reimbursement                                                           176,945
                                                                                                            ------------
                    Investment income--net                                                                       519,717
                                                                                                            ------------

Realized & Unrea-   Realized loss on investments--net                                                           (73,860)
lized Gain          Change in unrealized appreciation on investments--net                                        905,431
(Loss) on                                                                                                   ------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                    $  1,351,288
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                            For the Six        For the
                                                                                           Months Ended       Year Ended
                                                                                            January 31,        July 31,
Increase (Decrease) in Net Assets:                                                              2001             2000
Operations:         Investment income--net                                                 $    519,717     $  1,140,036
                    Realized gain (loss) on investments--net                                   (73,860)          142,647
                    Change in unrealized appreciation on investments--net                       905,431        (769,630)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      1,351,288          513,053
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders:         Class A                                                                  (41,076)         (94,113)
                      Class B                                                                 (412,277)        (900,913)
                      Class C                                                                  (41,293)         (96,299)
                      Class D                                                                  (25,071)         (48,711)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to shareholders       (519,717)      (1,140,036)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                       279,628      (6,301,598)
Transactions:                                                                              ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   1,111,199      (6,928,581)
                    Beginning of period                                                      24,008,121       30,936,702
                                                                                           ------------     ------------
                    End of period                                                          $ 25,119,320     $ 24,008,121
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                          Class A

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999      1998       1997
Per Share           Net asset value, beginning of period              $   9.40   $   9.56  $   9.80  $   9.66   $   9.21
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .23        .45       .43       .47        .48
                    Realized and unrealized gain (loss) on
                    investments--net                                       .32      (.16)     (.24)       .14        .45
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .55        .29       .19       .61        .93
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.23)      (.45)     (.43)     (.47)      (.48)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.72   $   9.40  $   9.56  $   9.80   $   9.66
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 5.89%++      3.19%     1.87%     6.46%     10.35%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                       .99%*       .91%      .94%      .73%       .47%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.29%*      1.21%     1.26%     1.21%      1.32%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.73%*      4.82%     4.35%     4.80%      5.11%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,669   $  1,771  $  2,309  $  2,303   $  1,928
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.02%     35.57%    30.98%    88.89%     94.90%
                                                                      ========   ========  ========  ========   ========

                                                                                          Class B

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999      1998       1997
Per Share           Net asset value, beginning of period              $   9.40   $   9.56  $   9.80  $   9.66   $   9.21
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .40       .38       .42        .43
                    Realized and unrealized gain (loss) on
                    investments--net                                       .33      (.16)     (.24)       .14        .45
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .53        .24       .14       .56        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.20)      (.40)     (.38)     (.42)      (.43)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.73   $   9.40  $   9.56  $   9.80   $   9.66
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 5.73%++      2.67%     1.36%     5.92%      9.79%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.50%*      1.42%     1.45%     1.23%       .97%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.80%*      1.72%     1.77%     1.72%      1.82%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.22%*      4.31%     3.84%     4.29%      4.59%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 20,294   $ 19,257  $ 24,775  $ 23,306   $ 21,851
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.02%     35.57%    30.98%    88.89%     94.90%
                                                                      ========   ========  ========  ========   ========
*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                          Class C

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999      1998       1997
Per Share           Net asset value, beginning of period              $   9.40   $   9.56  $   9.80  $   9.67   $   9.22
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .20        .39       .37       .41        .42
                    Realized and unrealized gain (loss) on
                    investments--net                                       .33      (.16)     (.24)       .13        .45
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .53        .23       .13       .54        .87
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.20)      (.39)     (.37)     (.41)      (.42)
                                                                      --------   --------  --------  --------   --------

                    Net asset value, end of period                    $   9.73   $   9.40  $   9.56  $   9.80   $   9.67
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 5.67%++      2.57%     1.26%     5.70%      9.67%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.60%*      1.52%     1.56%     1.34%      1.07%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.90%*      1.82%     1.88%     1.82%      1.92%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.12%*      4.19%     3.73%     4.19%      4.47%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,966   $  2,002  $  2,762  $  2,307   $  2,038
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.02%     35.57%    30.98%    88.89%     94.90%
                                                                      ========   ========  ========  ========   ========


                                                                                          Class D

                                                                       For the
                                                                         Six
                                                                        Months
The following per share data and ratios have been derived               Ended
from information provided in the financial statements.                 Jan. 31,       For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  2001     2000       1999      1998       1997
Per Share           Net asset value, beginning of period              $   9.39   $   9.55  $   9.80  $   9.66   $   9.21
Operating                                                             --------   --------  --------  --------    -------
Performance:        Investment income--net                                 .22        .44       .42       .46        .47
                    Realized and unrealized gain (loss) on
                    investments--net                                       .33      (.16)     (.25)       .14        .45
                                                                      --------   --------  --------  --------    -------
                    Total from investment operations                       .55        .28       .17       .60        .92
                                                                      --------   --------  --------  --------    -------
                    Less dividends from investment income--net           (.22)      (.44)     (.42)     (.46)      (.47)
                                                                      --------   --------  --------  --------    -------
                    Net asset value, end of period                    $   9.72   $   9.39  $   9.55  $   9.80   $   9.66
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                 5.95%++      3.09%     1.67%     6.35%     10.24%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                      1.09%*      1.01%     1.04%      .83%       .56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.39%*      1.31%     1.36%     1.31%      1.41%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              4.63%*      4.73%     4.25%     4.70%      5.00%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $  1,190   $    978  $  1,091  $  1,107   $    883
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  21.02%     35.57%    30.98%    88.89%     94.90%
                                                                      ========   ========  ========  ========   ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Maryland Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis. The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will amortize premiums and discounts on debt securities under a different method effective August 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to cost of securities and a corresponding adjustment in net unrealized appreciation/depreciation, based on securities held as of July 31, 2001.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAMD Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million;
 .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

For the six months ended January 31, 2001, FAM earned fees of $66,979, of which $36,534 was waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                         Account
                       Maintenance Distribution
                           Fee         Fee

Class B                   .25%        .25%
Class C                   .25%        .35%
Class D                   .10%         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                MLFD      MLPF&S

Class A                         $  6      $   94
Class D                         $140      $1,975

For the six months ended January 31, 2001, MLPF&S received contingent deferred sales charges of $18,369 and $130 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $18,140 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2001 were $4,842,596 and $5,012,283, respectively.

Net realized losses for the six months ended January 31, 2001 and net unrealized gains as of January 31, 2001 were as follows:


                                     Realized    Unrealized
                                      Losses        Gains

Long-term investments              $ (73,860)     $1,057,730
                                    ---------     ----------
Total                              $ (73,860)     $1,057,730
                                    =========     ==========

As of January 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $1,057,730, of which $1,091,946 was related to appreciated securities and $34,216 was related to depreciated securities. The aggregate cost of investments at January 31, 2001 for Federal income tax purposes was $23,667,805.


4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $279,628 and ($6,301,598) for the six months ended January 31, 2001 and for the year ended July 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                             7,369   $     70,023
Shares issued to shareholders
in reinvestment of dividends            3,181         30,365
                                 ------------   ------------
Total issued                           10,550        100,388
Shares redeemed                      (27,292)      (260,569)
                                 ------------   ------------
Net decrease                         (16,742)  $   (160,181)
                                 ============   ============


Class A Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            22,974   $    212,144
Shares issued to shareholders
in reinvestment of dividends            7,384         68,253
                                 ------------   ------------
Total issued                           30,358        280,397
Shares redeemed                      (83,491)      (770,096)
                                 ------------   ------------
Net decrease                         (53,133)  $   (489,699)
                                 ============   ============


Class B Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                           241,424   $  2,309,891
Shares issued to shareholders
in reinvestment of dividends           20,078        191,790
                                 ------------   ------------
Total issued                          261,502      2,501,681
Automatic conversion of shares        (4,663)       (44,147)
Shares redeemed                     (219,497)    (2,086,991)
                                 ------------   ------------
Net increase                           37,342   $    370,543
                                 ============   ============


Class B Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                           188,466    $ 1,748,293
Shares issued to shareholders
in reinvestment of dividends           44,854        414,719
                                 ------------   ------------
Total issued                          233,320      2,163,012
Automatic conversion of shares        (8,236)       (77,454)
Shares redeemed                     (767,846)    (7,111,106)
                                 ------------   ------------
Net decrease                        (542,762)   $(5,025,548)
                                 ============   ============


Class C Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                             4,623    $    44,080
Shares issued to shareholders
in reinvestment of dividends            2,381         22,736
                                 ------------   ------------
Total issued                            7,004         66,816
Shares redeemed                      (17,957)      (171,632)
                                 ------------   ------------
Net decrease                         (10,953)   $  (104,816)
                                 ============   ============


Class C Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                            43,483  $     404,543
Shares issued to shareholders
in reinvestment of dividends            5,911         54,716
                                 ------------   ------------
Total issued                           49,394        459,259
Shares redeemed                     (125,193)    (1,153,731)
                                 ------------   ------------
Net decrease                         (75,799)  $   (694,472)
                                 ============   ============


Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001


Class D Shares for the Six Months                   Dollar
Ended January 31, 2001                Shares        Amount

Shares sold                            22,891  $     218,460
Automatic conversion of shares          4,667         44,147
Shares issued to shareholders
in reinvestment of dividends            1,289         12,320
                                 ------------   ------------
Total issued                           28,847        274,927
Shares redeemed                      (10,532)     ( 100,845)
                                 ------------   ------------
Net increase                           18,315     $  174,082
                                 ============   ============


Class D Shares for the Year                         Dollar
Ended July 31, 2000                   Shares        Amount

Shares sold                             5,707   $     52,823
Automatic conversion of shares          8,237         77,454
Shares issued to shareholders
in reinvestment of dividends            2,785         25,730
                                 ------------   ------------
Total issued                           16,729        156,007
Shares redeemed                     ( 26,831)     ( 247,886)
                                 ------------   ------------
Net decrease                         (10,102)   $   (91,879)
                                 ============    ===========


5. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended January 31, 2001.


6. Capital Loss Carryforward:
At July 31, 2000, the Fund had a net capital loss carryforward of approximately $1,111,000, of which $333,000 expires in 2003 and $778,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.




Merrill Lynch Maryland Municipal Bond Fund
January 31, 2001

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Robert D. Sneeden, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Arthur Zeikel, Trustee of Merrill Lynch Maryland Municipal Bond
Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863